Exhibit 10.2

COMMERCIAL LEASE

This indenture of lease, dated this 28th day of July, 2000, by and between St. Paul Properties, Inc., a Delaware Corporation, hereinafter referred to as “Lessor,” and MEDTOX Laboratories, Inc., A Delaware Corporation, hereinafter referred to as “Lessee.”

DEFINITIONS:

“Premises” -- That certain real property located in the City of Roseville, County of Ramsey and State of Minnesota and legally described on Exhibit “A” attached hereto and made a part hereof, including all buildings and site improvements located thereon.

“Building” -- That certain building containing approximately 48,000 square feet located upon the Premises and commonly described as 2021-2033 West County Road C-2, Roseville, MN 55113.

“Demised Premises” -- That certain portion of the Building located at 2033 West County Road C-2, Roseville, MN consisting of approximately 30,000 square feet (3,000 square feet of office space and 27,000 square feet of warehouse space), as measured from the outside walls of the Demised Premises to the center of the partition wall, as shown on the floor plan attached hereto as Exhibit “B” and made a part hereof. The Demised Premises include a non-exclusive easement for access to common areas, as hereinafter defined, and all licenses and easements appurtenant to the Demised Premises.

“Common Areas” -- The term “common area” means the entire areas to be used for the non-exclusive use by Lessee and other lessees in the Building, including, but not limited to, driveways, parking lots, and landscaped areas. Subject to reasonable rules and regulations promulgated by Lessor, the common areas are hereby made available to Lessee and its employees, agents, customers, and invitees for reasonable use in common with other lessees, their employees, agents, customers, and invitees.

WITNESSETH:

TERM:

1.       For and in consideration of the rents, additional rents, terms, provisions, and covenants herein contained, Lessor hereby lets, leases, and demises to Lessee the Demised Premises for the term of 84 months commencing on the 1st day of September, 2000 (sometimes called “the Commencement Date”), and expiring the 31st day of August, 2007 (sometimes called “Expiration Date”), unless sooner terminated as hereinafter provided.

BASE RENT:

2.	Lessor reserves, and Lessee agrees to pay Lessor Base Rent, payable in advance without written notice, in monthly installments of the following amounts:

September 1, 2000 through August 31, 2001, the monthly Base Rent will be Ten Thousand Five Hundred and No/100 Dollars ($10,500.00), calculated at an annual rate of $4.20 per square foot.

September 1, 2001 through August 31, 2002, the monthly Base Rent will be Ten Thousand Eight Hundred Seventy-five and No/100 Dollars ($10,875.00), calculated at an annual rate of $4.35 per square foot.

September 1, 2002 through August 31, 2003, the monthly Base Rent will be Eleven Thousand Two Hundred Fifty and No/100 Dollars ($11,250.00), calculated at an annual rate of $4.50 per square foot.

September 1, 2003 through August 31, 2004, the monthly Base Rent will be Eleven Thousand Six Hundred Twenty-five and No/100 Dollars ($11,625.00), calculated at an annual rate of $4.65 per square foot.

September 1, 2004 through August 31, 2005, the monthly Base Rent will be Twelve Thousand and No/100 Dollars ($12,000.00), calculated at an annual rate of $4.80 per square foot.

September 1, 2005 through August 31, 2006, the monthly Base Rent will be Twelve Thousand Three Hundred Seventy-five and No/100 Dollars ($12,375.00), calculated at an annual rate of $4.95 per square foot.

September 1, 2006 through August 31, 2007, the monthly Base Rent will be Twelve Thousand Seven Hundred Fifty and No/100 Dollars ($12,750.00), calculated at an annual rate of $5.10 per square foot.

In the event the Commencement Date falls on a date other than the first day of a month, the rental for that month shall be prorated and adjusted accordingly.

ADDITIONAL RENT:

3.	Lessee shall pay to Lessor throughout the term of this Lease the following:

a.        Lessee shall pay a sum equal to sixty-two and 1/2 percent (62.5%) of the Real Estate taxes. The term “Real Estate Taxes” shall mean all real estate taxes, all assessments and any taxes in lieu thereof which may be levied upon or assessed against the Premises of which the Demised Premises are a part. Lessee, in addition to all other payments to Lessor by Lessee required hereunder shall pay to Lessor, in each year during the term of this Lease and any extension or renewal thereof, Lessee’s proportionate share of such real estate taxes and assessments paid in the first instance by Lessor.

Any tax year commencing during any lease year shall be deemed to correspond to such lease year. In the event the taxing authorities include in such real estate taxes and assessments the value of any improvements made by Lessee, or of machinery, equipment, fixtures, inventory or other personal property or assets of Lessee, then Lessee shall pay all the taxes attributable to such items in addition to its proportionate share of said aforementioned real estate taxes and assessments. A photostatic copy of the tax statement submitted by Lessor to Lessee shall be sufficient evidence of the amount of taxes and assessments assessed or levied against the Premises of which the Demised Premises are a part, as well as the items taxed.

b.        A sum equal to sixty-two and 1/2 percent (62.5%) of the annual aggregate operating expenses incurred by Lessor in the operation, maintenance, and repair of the Premises. The term “Operating Expenses” shall include, but not be limited to, maintenance, repair, replacement, and care of all common area lighting, common area plumbing and roofs, parking and landscaped areas, signs, snow removal, non-structural repair and maintenance of the exterior of the Building, insurance premiums, management fee, wages and fringe benefits of personnel employed for such work, costs of equipment purchased and used for such purposes, and the cost or portion thereof properly allocable to the Premises (amortized over the useful life of such equipment together with the interest at the rate of 14% per annum on the unamortized balance) of any capital improvements made to the Building by Lessor after the Base Year which result in a reduction of Operating Expenses or made to the Building by Lessor that are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed.

Notwithstanding the foregoing, the amounts included in Operating Expense for management fees, from time to time, shall not exceed the amounts then being paid to professional property management companies pursuant to property management contracts to manage comparable properties in the Minneapolis-St. Paul Metropolitan Area.

Notwithstanding the foregoing the replacement of all or a major portion of the roof and/or parking surface shall be deemed Capital Improvements. The cost of the above Capital Improvements shall not be included in Operating Expenses and chargeable to Lessee.

To the best of Lessor's knowledge, the building is in compliance with all governmental laws and regulations which are applicable to the Building and being enforced as of the date of this Lease.

c.        The payment of the sums set forth in this Article 3 shall be in addition to the Base Rent payable pursuant to Article 2 of this Lease. All sums due hereunder shall be due and payable within thirty (30) days of delivery of written certification by Lessor setting forth the computation of the amount due from Lessee. In the event the Lease term shall begin or expire at any time during the calendar year, the Lessee shall be responsible for his pro-rata share of Additional Rent under subdivisions a. and b. during the Lease and/or occupancy time.

Prior to commencement of this Lease, and prior to the commencement of each calendar year thereafter commencing during the term of this Lease or any renewal or extension thereof, Lessor may estimate for each calendar year (i) the total amount of Real Estate Taxes; (ii) the total amount of Operating Expenses; (iii) Lessee’s share of Real Estate Taxes for such calendar year; (iv) Lessee’s share of Operating Expenses for such calendar year; and (v) the computation of the annual and monthly rental payable during such calendar year as a result of increases or decreases in Lessee’s share of Real Estate Taxes and Operating Expenses. Said estimates will be in writing and will be delivered or mailed to Lessee at the Premises.

The amount of Lessee’s share of Real Estate Taxes and Operating Expenses for each calendar year, so estimated, shall be payable as Additional Rent in equal monthly installments, in advance, on the first day of each month during such calendar year at the option of Lessor. In the event that such estimate is delivered to Lessee before the first day of January of such calendar year, said amount, so estimated, shall be payable as additional rent in equal monthly installments, in advance, on the first day of each month during such calendar year. In the event that such estimate is delivered to Lessee after the first day of January of such calendar year, said amount, so estimated, shall be payable as additional rent in equal monthly installments, in advance, on the first day of each month over the balance of such calendar year, with the number of installments being equal to the number of full calendar months remaining in such calendar year.

Upon completion of each calendar year during the term of this Lease or any renewal or extension thereof, Lessor shall cause its accountants to determine the actual amount of the Real Estate Taxes and Operating Expenses payable in such calendar year and Lessee’s share thereof and deliver a written certification of the amounts thereof to Lessee. If Lessee has underpaid its share of Real Estate Taxes or Operating Expenses for such calendar year, Lessee shall pay the balance of its share of same within thirty (30) days after the receipt of such statement. If Lessee has overpaid its share of Real Estate Taxes or Operating Expenses for such calendar year, Lessor shall within thirty (30) days of deliver of such statement, at Lessor’s option either (i) refund such excess or (ii) credit such excess against the most current monthly installment or installments due Lessor for its estimate of Lessee’s share of Real Estate Taxes and Operating Expenses for the next following calendar year. A prorata adjustment shall be made for a fractional calendar year occurring during the term of this Lease or any renewal or extension thereof based upon the number of days of the term of the Lease during said calendar year as compared to three hundred sixty-five (365) days and all additional sums payable by Lessee or credits due Lessee as a result of the provisions of this Article 3 shall be adjusted accordingly.

COVENANT TO PAY RENT:

4.        The covenants of Lessee to pay the Base Rent and the Additional Rent are each independent of any other covenant, condition, provision, or agreement contained in this Lease. All rents are payable to:

St. Paul Properties, Inc.

PO Box 86

SDS 12-1633

Minneapolis, MN 55486-1633

UTILITIES:

5.        Lessor shall provide mains and conduits to supply water, gas, electricity, and sanitary sewage to the Premises. Lessee shall pay when due, all charges for sewer usage or rental, garbage, disposal, refuse removal, water, electricity, gas, fuel oil, L.P. gas, telephone, and/or other utility services or energy source furnished to the Demised Premises during the term of this Lease, or any renewal or extension thereof. If Lessor elects to furnish any of the foregoing utility services or other services furnished or caused to be furnished to Lessee, then the rate charged by Lessor shall not exceed the rate Lessee would be required to pay to a utility company or service company furnishing any of the foregoing utilities or services. The charges thereof shall be deemed Additional Rent in accordance with Article 3.

CARE AND REPAIR OF DEMISED PREMISES:

6.        Lessee shall, at all times throughout the term of this Lease, including renewals and extensions, and at its sole expense, keep and maintain the Demised Premises in a clean, safe, sanitary, and first class condition reasonable wear and tear accepted and in compliance with all applicable laws, codes, ordinances, rules, and regulations. Lessee’s obligations hereunder shall include, but not be limited to the maintenance, repair and replacement, if necessary, of heating, air conditioning fixtures, equipment and systems, all lighting and plumbing fixtures and equipment, fixtures, motors and machinery, all interior walls, partitions, doors and windows, including the regular painting thereof, all exterior entrances, windows, doors and docks, and the replacement of all broken glass. When used in this provision, the term “repairs” shall include replacements or renewals when necessary, and all such repairs made by the Lessee shall be equal in quality and class to the original work. The Lessee shall keep and maintain all portions of the Demised Premises and the sidewalk and areas adjoining the same in a clean and orderly condition, free of accumulation of dirt, rubbish, snow, and ice.

If Lessee fails, refuses, or neglects to maintain or repair the Demised Premises as required in this Lease after notice shall have been given Lessee, in accordance with Article 33 of this Lease, Lessor may make such repairs without liability to Lessee for any loss or damage that may accrue to Lessee’s merchandise, fixtures, or other property or to Lessee’s business by reason thereof, and upon completion thereof, Lessee shall pay to Lessor all costs plus 15% for overhead incurred by Lessor in making such repairs upon presentation to Lessee of bill therefore.

Lessor shall repair, at its expense, the structural portions of the Building, provided, however, where structural repairs are required to be made by reason of the acts of Lessee, the costs thereof shall be borne by Lessee and payable by Lessee to Lessor upon demand.

The Lessor shall be responsible for all outside maintenance of the Demised Premises, including grounds and parking areas. All such maintenance which is the responsibility of the Lessor shall be provided as reasonably necessary to the comfortable use and occupancy of Demised Premises during business hours, except Saturdays Sundays, and holidays, upon the condition that the Lessor shall not be liable for damages for failure to do so due to causes beyond its control.

Notwithstanding the foregoing, snow removal will be required if the total snowfall during any given twenty-four (24) hour period exceeds an accumulated depth of three (3) inches.

Notwithstanding the foregoing, in such case that Lessor provides existing HVAC units ("Existing Equipment"), Lessor warrants that such Existing Equipment shall be in good working order and in compliance with current local codes in effect at the time the Demised Premises are delivered to Lessee.

SIGNS:

7.        Any sign, lettering, picture, notice, or advertisement installed on or in any part of the Premises and visible from the exterior of the Building, or visible from the exterior of the Demised Premises, shall be approved and installed by Lessor at Lessee’s sole cost and expense. Said signs are to be maintained by Lessor at Lessee’s expense. In the event of a violation of the foregoing by Lessee, Lessor may remove any unauthorized signs without any liability to Lessor and may charge the expense incurred by such removal to Lessee.

ALTERATIONS, INSTALLATION, FIXTURES:

8.       Except as hereinafter provided, Lessee shall not make any alterations, additions, or improvements in or to the Demised Premises or add, disturb, or in any way change any plumbing or wiring therein without the prior written consent of the Lessor. In the event alterations are required by any governmental agency by reason of the use and occupancy of the Demised Premises by Lessee, Lessee shall make such alternations at its own cost and expense after first obtaining Lessor’s written approval of plans and specifications therefore and furnishing such indemnification as Lessor may reasonably require against liens, costs, damages, and expenses arising out of such alterations. Lessee shall pay Lessor additional Base Rent and Additional Rent based on the additional number of rentable square feet in the Demised Premises after construction of any alteration or addition. Alterations or additions by Lessee must be built in compliance with all laws, ordinances, and governmental regulations affecting the Premises and Lessee shall warrant to Lessor that all such alternations, additions, or improvements shall be in strict compliance with all relevant laws, ordinances, governmental regulations, and insurance requirements. Construction of such alterations or additions shall commence only upon Lessee obtaining and exhibiting to Lessor the requisite approvals, licenses, and permits and indemnification against liens. All alterations, installations, physical additions or improvements to the Demised Premises made by Lessee shall at once become the property of Lessor and shall be surrendered to Lessor upon the termination of this Lease; provided, however, this clause shall not apply to movable equipment or furniture owned by Lessee which may be removed by Lessee at the end of the term of this Lease without damaging the Demised Premises and if Lessee is not then in default.

POSSESSION:

9.       Except as hereinafter provided Lessor shall deliver possession of the Demised Premises to Lessee in the condition required by this Lease on or before the Commencement Date, but delivery of possession prior to or later than such Commencement Date shall not affect the expiration date of this Lease. The rentals herein reserved shall commence on the date when possession of the Demised Premises is delivered by Lessor to Lessee. Any occupancy by Lessee prior to the beginning of the term shall in all respects be the same as that of a Lessee under this Lease. Lessor shall have no responsibility or liability for loss or damage to fixtures, facilities, or equipment installed or left on the Demised Premises. If Demised Premises are not ready for occupancy by Commencement Date and possession is later than Commencement Date, rent shall begin on date of possession.

SECURITY AND DAMAGE DEPOSIT:

10.      Lessee contemporaneously with the execution of this Lease, has deposited with Lessor the sum of Fifteen Thousand Fifty and NO/100 Dollars ($15,050.00), receipt of which is acknowledged hereby by Lessor, which deposit is to be held by Lessor, without liability for interest, as a security and damage deposit for the faithful performance by Lessee during the term hereof or any extension hereof. Prior to the time when Lessee shall be entitled to the return of this security deposit, Lessor may co-mingle such deposit with Lessor’s own funds and to use such security deposit for such purpose as Lessor may determine. In the event of the failure of Lessee to keep and perform any of the terms, covenants, and conditions of this Lease to be kept and performed by Lessee during the term hereof or any extension hereof, then Lessor, either with or without terminating this Lease, may (but shall not be required to) apply such portion of said deposit as may be necessary to compensate or repay Lessor for all losses or damages sustained or to be sustained by Lessor due to such breach on the part of Lessee, including, but not limited to overdue and unpaid rent, any other sum payable by Lessee to Lessor pursuant to the provisions of this Lease, damages, or deficiencies in the reletting of Demised Premises, and reasonable attorney’s fees incurred by Lessor. Should the entire deposit or any portion thereof, be appropriated and applied by Lessor, in accordance with the provisions of this paragraph. Lessee upon written demand by Lessor, shall remit forthwith to Lessor a sufficient amount of cash to restore said security deposit to the original sum deposited, and Lessee’s failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease. Said security deposit shall be returned to Lessee, less any depletion thereof as the result of the provisions of this paragraph, at the end of the term of this Lease or any renewal thereof, or upon the earlier termination of this Lease. Lessee shall have no right to anticipate return of said deposit by withholding any amount required to be paid pursuant to the provision of this Lease or otherwise.

In the event Lessor shall sell the Premises, or shall otherwise convey or dispose of its interest in this Lease, Lessor may assign said security deposit or any balance thereof to Lessor’s assignee, whereupon Lessor shall be released from all liability for the return or repayment of such security deposit and Lessee shall look solely to the said assignee for the return and repayment of said security deposit. Said security deposit shall not be assigned or encumbered by Lessee without the written consent of Lessor, and any assignment of encumbrance without such consent shall not bind Lessor. In the event of any rightful and permitted assignment of this Lease by Lessee, said security deposit shall be deemed to be held by Lessor as a deposit made by the assignee, and Lessor shall have no further liability with respect to the return of said security deposit to the Lessee.

USE:

11.      The Demised Premises shall be used and occupied by Lessee for the purpose of clean-up and maintenance of company vehicles, courier service operations, warehousing and distribution activities, and Lessee agrees that such use shall be in compliance with all applicable laws, ordinances, and governmental regulations affecting the Building and Premises. Lessee shall immediately discontinue any use of the Demised Premises which is not in compliance with any applicable laws, ordinances, or governmental regulations. The Demised Premises shall not be used in such manner that, in accordance with any requirement of law or of any public authority, Lessor shall be obliged on account of the purpose or manner of said use to make any addition or alternation to or in the Building. The Demised Premises shall not be used in any manner which will increase the rates required to be paid for public liability or for fire and extended coverage insurance covering the Premises. Lessee shall occupy the Demised Premises, conduct its business and control its agents, employees, invitees, and visitors in such a way as is lawful, and reputable and will not permit or create any nuisance, noise, odor, or otherwise interfere with, annoy, or disturb any other tenant in the Building in its normal business operations or Lessor in its management of the Building. Lessee’s use of the Demised Premises shall conform to all the Lessor’s rules and regulations relating to the use of the Premises. Outside storage on the Premises of any type of equipment, property, or materials owned or used on the Premises by Lessee or its customers and suppliers shall not be permitted.

ACCESS TO DEMISED PREMISES:

12.      Lessee agrees to permit Lessor and the authorized representatives of Lessor to enter the Demised Premises at all times during usual business hours for the purpose of inspecting the same and making any necessary repairs to the Demised Premises and performing any work therein that may be necessary to comply with any laws, ordinances, rules, regulations, or requirements of any public authority or of the Board of Fire Underwriters or any similar body or that Lessor may deem necessary to prevent waste or deterioration in connection with the Demised Premises. Nothing herein shall imply any duty upon the part of Lessor to do any such work which, under any provision of this Lease, Lessee is required to perform and the performance thereof by Lessor shall not constitute a waiver of the Lessee’s default in failing to perform the same. Lessor may, during the progress of any work in the Demised Premises, keep and store upon the Demised Premises all necessary materials, tools, and equipment, subject to mutual and reasonable agreement of Lessor and Lessee. Lessor shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business, or other damage of the Lessee by reason of making repairs or the performance of any work in the Demised Premises, or on account of bringing materials, supplies and equipment into or through the Demised Premises during the course thereof and the obligations of the Lessee under this Lease shall not thereby be affected in any manner whatsoever.

Lessor reserves the right to enter upon the Demised Premises (a) at any time in the event of an emergency and (b) at reasonable hours to exhibit the Demised Premises to prospective purchasers or others; and to exhibit the Demised Premises to prospective tenants and to display “For Rent” or similar signs on windows or doors in the Demised Premises during the last one hundred twenty (120) days of the term of this Lease, all without hindrance or molestation by Lessee.

EMINENT DOMAIN:

13.      In the event of any eminent domain or condemnation proceeding or private sale in lieu thereof in respect to the Premises during the term thereof, the following provisions shall apply:

a.        If the whole of the Premises shall be acquired or condemned by eminent domain for any public or quasipublic use or purpose, then the term of this Lease shall cease and terminate as of the date possession shall be taken in such proceeding and all rentals shall be paid up to that date.

b.        If any part constituting less than the whole of the Premises shall be acquired or condemned as aforesaid, and in the event that such partial taking or condemnation shall materially affect the Demised Premises so as to render the Demised Premises unsuitable for the business of the Lessee, in the reasonable opinion of Lessor and Lessee, then the term of this Lease shall cease and terminate as of the date possession shall be taken by the condemning authority and rent shall be paid to the date of such termination.

In the event of a partial taking or condemnation of the Premises which shall not materially affect the Demised Premises so as to render the Demised Premises unsuitable for the business of the Lessee, in the reasonable opinion of the Lessor and Lessee, this Lease shall continue in full force and effect but with a proportionate abatement of the Base Rent and Additional Rent based on the portion, if any, of the Demised Premises taken. Lessor reserves the right, at its option, to restore the Building and the Demised Premises to substantially the same condition as they were prior to such condemnation. In such event, Lessor shall give written notice to Lessee, within 30 days following the date possession shall be taken by the condemning authority, of Lessor’s intention to restore. Upon Lessor’s notice of election to restore, Lessor shall commence restoration and shall restore the Building and the Demised Premises with reasonable promptness, subject to delays beyond Lessor’s control and delays in the making of condemnation or sale proceeds adjustments by Lessor; and Lessee shall have no right to terminate this Lease except as herein provided. Upon completion of such restoration, the rent shall be adjusted based upon the portion, if any, of the Demised Premises restored.

c.        In the event of any condemnation or taking as aforesaid, whether whole or partial, the Lessee shall not be entitled to any part of the award paid for such condemnation and Lessor is to receive the full amount of such award, the Lessee hereby expressly waiving any right to claim to any part thereof.

d.        Although all damages in the event of any condemnation shall belong to the Lessor whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Demised Premises, Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee in Lessee’s own right on account of any and all damage to Lessee’s business by reason of the condemnation and for or on account of any cost or loss to which Lessee might be put in removing Lessee’s merchandise, furniture, fixtures, leasehold improvements, and equipment. However, Lessee shall have no claim against Lessor or make any claim with the condemning authority for the loss of its leasehold estate, any unexpired term or loss of any possible renewal or extension of said lease or loss of any possible value of said Lease, any unexpired term, renewal, or extension of said Lease.

DAMAGE OR DESTRUCTION:

14.      In the event of any damage or destruction to the Premises by fire or other cause during the term hereof, the following provisions shall apply:

a.        If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as estimated by Lessor will equal or exceed thirty percent (30%) of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, then Lessor may, not later than the sixtieth (60th) day following the damage, give Lessee written notice of Lessor’s election to terminate this Lease.

b.        If the cost of restoration as estimated by Lessor will equal or exceed fifty percent (50%) of said replacement value of the Building and if the Demised Premises are not suitable as a result of said damage for the purposes for which they are demised hereunder, in the reasonable opinion of Lessee, then Lessee may, no later than the sixtieth (60th) day following the damage, give Lessor a written notice of election to terminate this Lease.

c.        If the cost of restoration as estimated by Lessor shall amount to less than thirty percent (30%) of said replacement value of the Building, or if, despite the cost, Lessor does not elect to terminate this Lease, Lessor shall restore the Building and the Demised Premises with reasonable promptness, subject to delays beyond Lessor’s control and delays in the making of insurance adjustments by Lessor, and Lessee shall have no right to terminate this Lease except as herein provided. Lessor shall not be responsible for restoring or repairing leasehold improvements of the Lessee.

d.        In the event of either of the elections to terminate, this Lease shall be deemed to terminate on the date of the receipt of the notice of election and all rentals shall be paid up to that date. Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease.

e.        In any case where damage to the Building shall materially affect the Demised Premises so as to render them unsuitable in whole or in part for the purposes for which they are demised hereunder, then, unless such destruction was wholly or partially caused by the negligence or breach of the terms of this Lease by Lessee, its employees, contractors, or licensees, a portion of the rent based upon the amount of the extent to which the Demised Premises are rendered unsuitable shall be abated until repaired or restored. If the destruction or damage was wholly or partially caused by negligence or breach of the terms of this Lease by Lessee as aforesaid and if Lessor shall elect to rebuild, the rent shall not abate and the Lessee shall remain liable for the same.

f.        Notwithstanding anything contained herein to the contrary, in the event the Demised Premises are damaged or destroyed and this Lease is not terminated as provided above, the Lessee shall have the right to terminate this Lease by giving written notice to Lessor if (i) repair or reconstruction of the Demised Premises for which Lessor is responsible is not substantially completed within 180 days from the date on which the Demised Premises were damaged or destroyed; or (ii) at the time of said damage or destruction, less than one (1) full lease year remains in the original term or the extended term of the Lease, as the case may be, and Lessee's fixtures, equipment and leasehold improvements are damaged or destroyed to the extent of more than fifty percent (50%) of the total replacement cost at the time of said damage or destruction. Termination pursuant to this Paragraph shall be effective on the date Lessee gives notice to Lessor. However, if Lessee fails to give notice of termination to Lessor pursuant to clause "(ii)" above within thirty (30) days after the date of such damage or destruction, Lessee shall have no right to terminate this Lease pursuant to such clause "(ii)".

CASUALTY INSURANCE:

15.      a.      Lessor shall at all times during the term of this Lease, at its expense, (subject to participation by Lessee by payment of Operating Expenses under Article 3b) maintain a policy or policies of insurance with premiums paid in advance issued by an insurance company licensed to do business in the State of Minnesota insuring the Building against loss or damage by fire, explosion, or other insurable hazards and contingencies for the full replacement value, provided that Lessor shall not be obligated to insure any furniture, equipment, machinery, goods, or supplies not covered by this Lease which Lessee may bring upon the Demised Premises or any additional improvements which Lessee may construct or install on the Demised Premises. Lessor may self insure.

b.        Lessee shall not carry any stock of goods or do anything in or about the Demised Premises which will in any way impair or invalidate the obligation of the insurer under any policy of insurance required by this Lease.

c.        Lessor hereby waives and releases all claims, liabilities, and causes of action against Lessee and its agents, servants and employees for loss or damage to, or destruction of, the Premises or any portion thereof, including the buildings and other improvements situated thereon, resulting from fire, explosion, or the other perils included in standard extended coverage insurance, whether caused by the negligence of any of said persons or otherwise. Likewise, Lessee hereby waives and releases all claims, liabilities, and causes of action against Lessor and its agents, servants, and employees for loss or damage to, or destruction of, any of the improvements, fixtures, equipment, supplies, merchandise, and other property, whether that of Lessee or of others in, upon or about the Premises resulting from fire, explosion, or the other perils included in standard extended coverage insurance, whether caused by the negligence of any of said persons or otherwise. The waiver shall remain in force whether or not the Lessee’s insurer shall consent thereto.

d.        In the event that the use of the Demised Premises by Lessee increases the premium rate for insurance carried by Lessor on the improvements of which the Demised Premises are a part, Lessee shall pay Lessor, upon demand, the amount of such premium increase. If Lessee installs any electrical equipment that overloads the power lines to the building or its wiring, Lessee shall, at its own expense, make whatever changes are necessary to comply with the requirements of the insurance underwriter, insurance rating bureau, and governmental authorities having jurisdiction.

PUBLIC LIABILITY INSURANCE:

16.      Lessee shall, during the term hereof keep in full force and effect at its expense, a policy or policies of public liability insurance with respect to the Demised Premises and the business of Lessee, on terms and with companies approved in writing by Lessor, in which both Lessee and Lessor shall be covered by being named as insured parties under reasonable limits of liability not less than: $500,000 for injury/death to any one person; $1,000,000 for injury/death to more than one person; and $500,000 with respect to damage to property. Such policy or policies shall provide that ten (10) days written notice must be given to Lessor prior to cancellation thereof. Lessee shall furnish evidence satisfactory to Lessor at the time this Lease is executed that such coverage is in full force and effect.

DEFAULT OF LESSEE:

17.      a.      In the event of any failure of Lessee to pay any rental due hereunder within ten (10) days after the same shall be due, and after written notice thereof from Lessor, except if such notice is given two times in any twelve month period, then no notice shall be required by Lessor in the case of any additional occurrences during such twelve month period and default begins on the date, 10 days after any rental is due and not pad by Lessee or any failure to perform any other of the terms, conditions, or covenants of this Lease to be observed or performed by Lessee for more than thirty (30) days after written notice of such failure shall have been given to Lessee, or if Lessee or an agent of Lessee shall falsify any report required to be furnished to Lessor pursuant to the terms of this Lease, or if Lessee or any guarantor of this Lease shall become bankrupt or insolvent, or file any debtor proceedings or any person shall take or have against Lessee or any guarantor of this Lease in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee’s or any such guarantor’s property, or if Lessee or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement with its creditors, or if Lessee shall abandon the Demised Premises or suffer this Lease to be taken under any writ of execution, then in any such event Lessee shall be in default hereunder, and Lessor, in addition to other rights of remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Demised Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, without being guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.

b.       Should Lessor elect to re-enter the Demised Premises, as herein provided, or should it take possession of the Demised Premises pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Demised Premises, and relet the Demised Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable. Upon each such subletting all rentals received by the Lessor from such reletting shall be applied first to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney’s fees and costs of such alterations and repairs; third, to the payment of the rent due and unpaid hereunder, and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Lessee hereunder, Lessee, upon demand, shall pay any such deficiency to Lessor. No such re-entry or taking possession of the Demised Premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time after such re-entry and reletting elect to terminate this Lease for such previous breach. Should Lessor at any time terminate this Lease for any such breach, in addition to any other remedies it may have, it may recover from Lessee all damages it may incur by reason of such breach, including the cost of recovering the Demised Premises, attorney’s fees, and costs, the unamortized portion of any leasehold improvements made by Lessor for Lessee and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Demised Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Lessee to Lessor.

c.        Lessor may, at its option, instead of exercising any other rights or remedies available to it in this Lease or otherwise by law, statute, or equity, spend such money as is reasonably necessary to cure any default of Lessee herein and the amount so spent, and costs incurred, including attorney’s fees in curing such default, shall be paid by Lessee, as additional rent, upon demand.

d.        In the event suit shall be brought for recovery of possession of the Demised Premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Lessee to be kept or performed, and a breach shall be established, Lessee shall pay to Lessor all expenses incurred therefore, including attorney’s fees and costs, together with interest on all such expenses at the rate of fourteen percent (14%) per annum from the date of such breach of the covenants of this Lease.

e.        Lessee waives any demand for possession of the Demised Premises, and any demand for payment of rent and any notice of intent to re-enter the Demised Premises, or of intent to terminate this Lease, other than the notices above provided in this Article, and any other notice or demand prescribed by any applicable statutes or laws.

f.        No remedy herein or elsewhere in this Lease or otherwise by law, statute or equity, conferred upon or reserved to Lessor or Lessee shall be exclusive of any other remedy, but shall be cumulative, and may be exercised from time to time and as often as the occasion may arise.

COVENANTS TO HOLD HARMLESS:

18.      Unless the liability for damage or loss is caused by the gross negligence or willful misconduct of Lessor, its agents or employees, Lessee shall hold harmless Lessor from any liability for damages to any person or property in or upon the Demised Premises and the Premises, including the person and property of Lessee and its employees and all persons in the Building at its or their invitation or sufferance, and from all damages resulting from Lessee’s failure to perform the covenants of this Lease. All property kept, maintained or stored on the Demised Premises shall be so kept, maintained or stored at the sole risk of Lessee. Lessee agrees to pay all sums of money in respect of any labor, service, materials, supplies or equipment furnished or alleged to have been furnished to Lessee in or about the Premises, and not furnished on order of Lessor, which may be secured by any mechanic’s material-men’s or other lien to be discharged at the time performance of any obligation secured thereby matures, provided that Lessee may contest such lien, but if such lien is reduced to final judgment and if such judgment or process thereon is not stayed, or if stayed and said stay expires, then and in each such event, Lessee shall forthwith pay and discharge said judgment. Lessor shall have the right to post and maintain on the Demised Premises notices of non-responsibility under the laws of the State of Minnesota.

NON-LIABILITY:

19.      Subject to the terms and conditions of Article 14 hereof, Lessor shall not be liable for any damage to property of Lessee or of others located on the Premises, nor for the loss of or damage to any property of Lessee or of others by theft or otherwise. Lessor shall not be liable for any injury or damage to persons or property resulting from fire, explosion, failing plaster, steam, gas, electricity, water, rain or snow, or leaks from any part of the Premises or from the pipes, appliances, or plumbing works or from the roof, street, or subsurface or from any other place or by dampness or by any other cause of whatsoever nature. Lessor shall not be liable for any such damage caused by other Lessees or persons in the Premises, occupants of adjacent property, of the buildings, or the public or caused by operations in construction of any private, public, or quasi-public work. Lessor shall not be liable for any latent defect in the Demised Premises. All property of Lessee kept or stored on the Demised Premises shall be so kept or stored at the risk of Lessee only and Lessee shall hold Lessor harmless from any claims arising out of damage to the same, including subrogation claims by Lessee’s insurance carrier.

SUBORDINATION:

20.      This Lease shall be subordinated to any mortgages that may now exist or that may hereafter be placed upon the Demised Premises and to any and all advances made thereunder, and to the interest upon the indebtedness evidenced by such mortgages, and to all renewals, replacements, and extensions thereof. In the event of execution by Lessor after the date of this Lease of any such mortgage, renewal, replacement, or extension, Lessee agrees to execute a subordination agreement with the holder thereof which agreement shall provide that:

a.       Such holder shall not disturb the possession and other rights of Lessee under this Lease so long as Lessee is not in default hereunder,

b.        In the event of acquisition of title to the Demised Premises by such holder, such holder shall accept the Lessee as Lessee of the Demised Premises under the terms and conditions of this Lease and shall perform all the obligations of Lessor hereunder, and

c.        The Lessee shall recognize such holder as Lessor hereunder. Lessee shall, upon receipt of a request from Lessor therefore, execute and deliver to Lessor or to any proposed holder of a mortgage or trust deed or to any proposed purchaser of the Premises, a certificate in recordable form, certifying that his Lease is in full force and effect, and that there are no offsets against rent nor defenses to Lessee’s performance under this Lease, or setting forth any such offsets or defenses claimed by Lessee, as the case may be.

ASSIGNMENT OR SUBLETTING:

21.      Lessee agrees to use and occupy the Demised Premises throughout the entire term hereof for the purpose or purposes herein specified and for no other purposes, in the manner and to substantially the extent now intended, and not to transfer or assign this Lease or sublet said Demised Premises, or any part thereof, whether by voluntary act, operation of law, or otherwise, without obtaining the prior consent of Lessor in each instance which shall not be unreasonably withheld or delayed provided such sublet is not to a party who is either a Lessee of Lessor or a current leasing prospect actively working with Lessor. Lessee shall seek such consent of Lessor by a written request therefore, setting forth such information as Lessor may deem necessary.

Consent by Lessor to any assignment of this Lease or to any subletting of the Demised Premises shall not be a waiver of Lessor’s right under this Article as to any subsequent assignment or subletting. Lessor’s rights to assign this Lease are and shall remain unqualified. No such assignment or subleasing shall relieve the Lessee from any of Lessee’s obligations in this Lease contained, nor shall any assignment or sublease or other transfer of this Lease be effective unless the assignee, sublessee or transferee shall at the time of such assignment, sublease or transfer, assume in writing for the benefit of Lessor, its successors or assigns, all of the terms, covenants, and conditions of this Lease thereafter to be performed by Lessee and shall agree in writing to be bound thereby. Should Lessee sublease in accordance with the terms of this Lease, fifty percent (50%) of any increase in rental received by Lessee over the per square foot rental rate which is being paid by Lessee shall be forwarded to and retained by Lessor less any reasonable costs incurred by Lessee to sublease the space, which increase shall be in addition to the Base Rent and Additional Rent due Lessor under this Lease.

ATTORNMENT:

22.      In the event of a sale or assignment of Lessor’s interest, in the Premises, or the Building in which the Demised Premises are located, or this Lease, or if the Premises come into custody or possession of a mortgagee or any other party whether because of a mortgage foreclosure, or otherwise, Lessee shall attorn to such assignee or other party and recognize such party as Lessor hereunder, provided, however, Lessee’s peaceable possession will not be disturbed so long as Lessee faithfully performs its obligations under this Lease. Lessee shall execute, on demand, any attornment agreement required by any such party to be executed, containing such provisions as such party may require. Lessor shall have no further obligations under this Lease after any such assignment.

NOVATION IN THE EVENT OF SALE:

23.      In the event of the sale of the Demised Premises, Lessor shall be and hereby is relieved of all of the covenants and obligations created hereby accruing from and after the date of sale, and such sale shall result automatically in the purchaser assuming and agreeing to carry out all the covenants and obligations of Lessor herein.

The Lessee agrees at any time and from time to time upon not less than ten (10) days prior written request by the Lessor to execute, acknowledge, and deliver to the Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect as modified and stating the modifications, and the dates to which the basic rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser of the fee or mortgagee or assignee of any mortgage upon the fee of the Demised Premises.

SUCCESSORS AND ASSIGNS:

24.      The terms, covenants, and conditions hereof shall be binding upon and inure to the successors and assigns of the parties hereto.

REMOVAL OF FIXTURES:

25.      Notwithstanding anything contained in Article 8, 29, or elsewhere in this Lease, if Lessor requests then Lessee will promptly remove at the sole cost and expense of Lessee all fixtures, equipment, and alterations made by Lessee simultaneously with vacating the Demised Premises and Lessee will promptly restore said Demised Premises to the condition that existed immediately prior to said fixtures, equipment, and alterations having been made all at the sole cost and expense of Lessee.

QUIET ENJOYMENT:

26.      Lessor warrants that it has full right to execute and to perform this Lease and to grant the estate demised, and that Lessee, upon payment of the rents and other amounts due and the performance of all the terms, conditions, covenants and agreements on Lessee’s part to be observed and performed under this Lease, may peaceably and quietly enjoy the Demised Premises for the business uses permitted hereunder, subject, nevertheless, to the terms and conditions of this Lease.

RECORDING:

27.      Lessee shall not record this Lease without the written consent of Lessor. However, upon the request of either party hereto, the other party shall join in the execution of the Memorandum lease for the purposes of recordation. Said Memorandum lease shall describe the parties, the Demised Premises, and the term of the Lease and shall incorporate this Lease by reference. This Article 27 shall not be construed to limit Lessor’s right to file this Lease.

OVERDUE PAYMENTS:

28.      All monies due under this Lease from Lessee to Lessor shall be due on demand, unless otherwise specified and if not paid when due, shall result in the imposition of a service charge for such late payment in the amount of fourteen percent (14% ) of the amount due.

SURRENDER:

29.      On the Expiration Date or upon the termination hereof upon a day other than the Expiration Date, Lessee shall peaceably surrender the Demised Premises broom-clean in good order, condition, and repair, reasonable wear and tear only excepted. On or before the Expiration Date or upon termination of this Lease on a day other than the Expiration Date, Lessee shall, at its expense, remove all trade fixtures, personal property, and equipment and signs from the Demised Premises and any property not removed shall be deemed to have been abandoned. Any damage caused in the removal of such items shall be repaired by Lessee and at its expense. All alterations, additions, improvements, and fixtures (other than trade fixtures) which shall have been made or installed by Lessor or Lessee upon the Demised Premises and all floor covering so installed shall remain upon and be surrendered with the Demised Premises as a part thereof, without disturbance, molestation or injury, and without charge, at the expiration or termination of this Lease. If the Demised Premises are not surrendered on the Expiration Date or the date of termination, Lessee shall indemnify Lessor against loss or liability, claims, without limitation, made by any succeeding Lessee founded on such delay. Lessee shall promptly surrender all keys for the Demised Premises to Lessor at the place then fixed for payment of rent and shall inform Lessor of combinations of any locks and safes on the Demised Premises.

HOLDING OVER:

30.      In the event of a holding over by Lessee after expiration or termination of this Lease without the consent in writing of Lessor, Lessee shall be deemed a lessee at sufferance and shall pay rent for such occupancy at the rate of one and one-half times the last current aggregate Base and Additional Rent, prorated for the entire holdover period, plus all attorney’s fees and expenses incurred by Lessor in enforcing its rights hereunder, plus any other damages occasioned by such holding over. Except as otherwise agreed, any holding over with the written consent of Lessor shall constitute Lessee a month-to-month lessee.

ABANDONMENT:

31.      In the event Lessee shall remove its fixtures, equipment, or machinery or shall vacate the Demised Premises or any part thereof prior to the Expiration Date of this Lease, or shall discontinue or suspend the operation of its business conducted on the Demised Premises for a period of more than thirty (30) consecutive days (except during any time when the Demised Premises may be rendered untenantable by reason of fire or other casualty), then in any such event Lessee shall be deemed to have abandoned the Demised Premises and Lessee shall be in default under the terms of this lease.

CONSENTS BY LESSOR:

32.      Whenever provision is made under this Lease for Lessee securing the consent of approval by Lessor, such consent or approval shall only be in writing.

NOTICES:

33.      Any notice required or permitted under this Lease shall be deemed sufficiently given or secured if sent by registered or certified return receipt mail to Lessee at MEDTOX Laboratories, Inc., 402 West County Road D, New Brighton, MN 55112; and to Lessor at C/O Equity Commercial Services, Inc., 3775 North Dunlap Street, Arden Hills, MN 55112 and either party may by like written notice at any time designate a different address to which notices shall subsequently be sent or rent to be paid.

RULES AND REGULATIONS:

34.      Lessee shall observe and comply with such further reasonable rules and regulations as Lessor may prescribe, on written notice to Lessee for the safety, care and cleanliness of the Building.

INTENT OF PARTIES:

35.      Except as otherwise provided herein, the Lessee covenants and agrees that if it shall any time fail to pay any cost or expense required to be paid by it, or fail to take out, pay for, maintain or deliver any of the insurance policies above required, or fails to make any other payment or perform any other act on its part to be made or performed as in this Lease provided, then the Lessor may, but shall not be obligated to do so, and without waiving or releasing the Lessee from any obligations of the Lessee in this Lease contained, and after previous notice to Lessee, pay any such cost or expense, effect any such insurance coverage and pay premiums therefore, and may make any other payment or perform any other act on the part of the Lessee to be made and performed as in this Lease provided, in such manner and to such extent as the Lessor may deem desirable, and in exercising any such right, to also pay all necessary and incidental costs and expenses, employ counsel and incur and pay reasonable attorneys’ fees. All sums so paid by Lessor and all necessary and incidental costs and expenses in connection with the performance of any such act by the Lessor, together with interest thereon at the rate of fourteen percent (14%) per annum from the date of making such expenditure, by Lessor, shall be deemed additional rent hereunder, and shall be payable to Lessor on demand. Lessee covenants to pay any such sums with interest as aforesaid and the Lessor shall have the same rights and remedies in the event of the non-payment thereof by Lessee as in the case of default by Lessee in the payment of the Base Rent payable under this Lease.

GENERAL:

36.   a.       The Lease does not create the relationship of principal and agent or of partnership or of joint venture or of any association between Lessor and Lessee, the sole relationship between the parties hereto being that of Lessor and Lessee.

b.        No waiver of any default of Lessee hereunder shall be implied from any omission by Lessor to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other then the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Lessor shall not then be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent to or approval by Lessor of any act by Lessee requiring Lessor’s consent or approval shall not waive or render unnecessary Lessor’s consent to or approval of any subsequent similar act by Lessee. No action required or permitted to be taken by or on behalf of Lessor under the terms or provisions of this Lease shall be deemed to constitute an eviction or disturbance of Lessee’s possession of the Demised Premises. All preliminary negotiations are merged into and incorporated in this Lease. The laws of the State of Minnesota shall govern the validity, performance and enforcement of this Lease.

c.        This Lease and the exhibits, if any, attached hereto and forming a part hereof, constitute the entire agreement between Lessor and Lessee affecting the Demised Premises and there are no other agreements, either oral or written, between them other than are herein set forth. No subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and executed in the same form and manner in which this Lease is executed.

d.        If any agreement, covenant, or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such agreement, covenant, or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each agreement, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

e.        The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent or any provision thereof.

f.        Submission of this instrument to Lessee or proposed Lessee or his agents or attorneys for examination, review, consideration or signature does not constitute or imply an offer to lease, reservation of space, or option to lease, and this instrument shall have no binding legal effect until execution hereof by both Lessor/Owner and Lessee or its agents.

EXHIBITS:

37.      Reference is made to Exhibits A through C, inclusive, which Exhibits are attached hereto and made a part hereof.

Exhibit	Description

A	Legal Description
B	Demised Premises
C	Building Standards

AGENT:

38.      It is understood that Equity Commercial Services is representing St. Paul Properties, Inc., Lessor and that Scott Kummel agent or broker with Colliers Towle Real Estate Company is representing Lessee.

AMERICANS WITH DISABILITIES ACT:

39.      Lessor and Lessee agree that the Demised Premises is a “Commercial Facility” as that term is defined in the Americans with Disabilities Act (the “ADA”). Lessor shall be responsible for base building improvements outside the Demised Premises and in common areas which Lessor deems necessary to cause the same to comply with the ADA. Lessee shall make, at its sole expense, any other alterations or improvements to the Demised Premises required by the ADA or any attributable to Lessee’s use of the space. Any such improvements or alterations by Lessee shall comply with the provisions of Article 8 of this Lease.

RELOCATION:

40.      I.       Lessor may anytime after August 31, 2007, upon not less than thirty (30) days notice require Lessee to relocate to Substituted Demised Premises provided:

a.        The square footage of the Substituted Demised Premises is not less than ninety percent (90%) of the square footage of the present Demised Premises, and

b.        At Lessor’s option the square footage of the Substitute Demised Premises may be greater than that of the present Demised Premises, then for purposes of computing Base Rent and Lessee’s share of Real Estate Taxes and Operating Expenses, the square footage shall be deemed to increase no more than ten percent (10%), and

c.        Lessor shall at its sole expense provide leasehold improvements in the Substitute Demised Premises which are reasonably comparable to those in the present Demised Premises and will also pay the reasonable expenses incurred in moving Lessee’s furniture and equipment to the Substitute Demised Premises.

d.        The parking available in the Substitute Demised Premises is within 20% of the parking available in the present Demised Premises.

Except as expressly provided herein, Lessor shall have no further obligations with respect to such relocation.

II.      Upon the date of relocation as specified in the Lessor’s notice:

a.        Lessee shall promptly vacate and surrender its previous Demised Premises in the condition required by this Lease, time being of the essence, and

b.        The new Substitute Demised Premises shall become the Demised Premises for the purposes of this Lease.

III.      If Lessee is not in agreement with the location of the Substitute Demised Premises, Lessee agrees to cancel this Lease by written notice within fifteen (15) days of relocation notice from Lessor provided:

a.        Lessee will vacate the current Demised Premises within sixty (60) days of relocation notice from Lessor, and

b.        Lessee will pay a penalty equal to the unamortized cost of the Tenant Improvements to the current Demised Premises.

HAZARDOUS MATERIALS:

41.      Without the prior written consent of Lessor in its absolute discretion, Lessee shall not cause or permit to be brought upon or kept or used in, on or about the Demised Premises by Lessee, its employees, agents, contractors or invitees any toxic or hazardous materials, substance or waste, or any other material which may adversely affect the environment. Without limiting the indemnification obligations of Lessee under Article 18, if the presence of any such material, substance or waste caused or permitted by Lessee, its employees, agents, contractors or invitees results in any contamination of the Premises, then Lessee shall promptly take all actions at its sole expense as are necessary to return the Premises to the condition existing prior to the introduction of any such material, substance or waste to the Premises, provided that Lessor’s approval of such actions shall first be obtained.

DEMOLITION CLAUSE:

42.      Not withstanding anything in the Lease to the contrary, Lessor may terminate the Lease at any time during the term of this Lease with not less than six (6) months prior notice to Lessee if it is Lessor’s intention to demolish or substantially renovate all or a substantial part of the Premises.

LESSORS WORK:

43.      Lessor shall clean the Demised Premises to a reasonable condition prior to the Commencement Date of the Lease. Lessor shall contribute up to Thirty Thousand and No/100 Dollars ($30,000.00) to offset the cost of cleaning the Demised Premises.

EXTENSION OF TERM:

44.      I.       Grant In the event there has been no default under the Lease, Lessor hereby grants to Lessee the one-time option to, extend the Term upon the terms and conditions set out in this Article 44, if:

a.        Lessee is not in default under this Lease at the time such option is exercised and at the time such extension is to commence, and

b.        Lessee delivers to Lessor, not later than nine (9) months prior to the end of the original Term written notice exercising its option to extend the Term.

II.      Term During the extended Term:

a.        Base Rent shall be equal to an amount based on then current Market Rent for comparable Premises as outlined in Article 45 (but in not event, less than the highest amount set out in Article 2 of this Lease), and

b.        Additional Rent shall be determined in the manner set out in Lessor's then current standard form of Lease for the Premises, and

c.        The Term shall be five (5) years, commencing upon expiration of the original Term, and

d.        The other terms and conditions shall be as set out in the Lease, except that there shall be no further right of renewal.

III.      Documentation Lessor and Lessee shall execute and deliver appropriate documentation to evidence extension of the Term and terms and conditions of this Lease during the extended Term.

IV.      Non-Severability The rights of Lessee under this Article 44 shall not be severed from this Lease or separately sold, assigned, or otherwise transferred, and shall expire on the expiration or earlier termination of this Lease.

MARKET RENT:

45.      I.       Definition "Market Rent" means the amount of cash (exclusive of Additional Rent), which a Lessor would receive annually by then renting the space in question assuming the Lessor to be a prudent person willing to lease but being under no compulsion to do so, assuming the Lessee to be a prudent person willing to lease but being under no compulsion to do so, assuming a lease term equal to the term in question, and assuming a lease containing the same terms and provisions as those contained in this Lease.

II.       Determination of Market Rent Whenever Annual Base Rent under this Lease is based on the Market Rent, Lessor shall initially determine the Market Rent and shall thereupon give Lessee notice of the amount of Annual Base Rent and the basis on which Lessor made its determination of that amount. Upon receipt of that notice, Lessee shall pay the Annual Base Rent stated in that notice in the manner set out in Article 2 of this Lease.

III.       Disagreement on Market Rent

a.        If Lessee does not agree with the Lessor's determination of Market Rent, Lessee shall nevertheless pay to Lessor the amount set out in the notice Lessor gives under this Article 45 and Lessee shall give notice to Lessor of that disagreement within ten (10) days of receipt of that notice from Lessor.

b.        If Lessee gives Lessor notice of disagreement, Lessor shall immediately refer the matter to an individual (the "Expert") selected by Lessor, subject to approval by Lessee, such approval not to be unreasonably withheld, who shall be deemed to be acting as an expert and not as an arbitrator. The Expert shall make a determination of Market Rent as expeditiously as possible.

c.        If the Market Rent as determined by the Expert is greater than the Lessee has paid in accordance with the notice given under this Article 45, Lessee shall immediately pay to Lessor the difference and shall after that make the payments of Annual Base Rent as determined by the Expert. If the Market Rent as determined by the Expert is less than Lessee has paid in accordance with the notice given under this Article 45, Lessor shall immediately pay to Lessee the difference and Lessee shall after that make the payments of Annual Base Rent as determined by the Expert.

d.        If the Market Rent as determined by the Expert is less than 95% of the amount set out in the notice under this Article 45, Lessor shall bear the costs and reasonable expenses of the Expert. If the Market Rent as determined by the Expert is 95% or more of the amount set out in the notice under this Article 45, Lessee shall bear the costs and reasonable expenses of the Expert.

IN WITNESS HEREOF, the Lessor and the Lessee have executed this lease in form and manner sufficient to bind them at law, as of the day and year first above written.

LESSOR:	ST. PAUL PROPERTIES, INC.	LESSEE:	MEDTOX LABORATORIES, INC.

BY:	/s/ R. William Inserra	BY:	/s/ James Lockhart
R. William Inserra	James Lockhart

ITS:	Vice President, Asset Management	ITS:	CFO

DATE:	8/7/00	DATE:	8/4/00

Exhibit “A”

to Lease dated

July 28, 2000

between

St. Paul Properties, Inc.

and

MEDTOX Laboratories, Inc.

LEGAL DESCRIPTION

The West 920 feet of the South 32 acres of the Southwest 1/4 of the Northwest 1/4 of Section 4, Township 29, Range 23, except the following 5 parcels:

1.	The West 450 feet of the South 700 feet thereof.

2.	The North 100 feet of the South 800 feet of the West 88 feet thereof.

3.	The North 20 feet of the East 150.5 feet of the West 200 feet thereof.

4.

The North 34.29 feet of the West 209.29 feet of the East 470 feet, excepting therefrom a triangle at the Southeast corner measuring 34.29 feet on the East line and 34.29 feet on the South line thereof.

5.	That part of premises contained in the North 8 acres of said Quarter.

All situated in Ramsey County, Minnesota.

building 5

Exhibit “B”

to Lease dated

July 28, 2000

between

St. Paul Properties, Inc.

and

MEDTOX Laboratories, Inc.

DEMISED PREMISES

(Building 5 Floor Plan)

Exhibit “C”

to Lease dated

July 28, 2000

between

St. Paul Properties, Inc.

and

MEDTOX Laboratories, Inc.

BUILDING STANDARD MATERIALS

In order to simplify the design process and to maintain a consistency in the quality of the Lessee finishes, St. Paul Properties, Inc. assembled "building standard materials" that are used in the construction of the office portion of the Demised Premises. When required, these items include:

Acoustical Ceiling System

A.	Grid System - Suspended white metal interlocking grid - laser leveled in a 2x4 grid pattern.

B.	Ceiling Tile - 2x4 layin fissured surface acoustical tile.

Light Fixtures

Office fixtures will be 2'x4' - 4 lamp fluorescent light fixtures with acrylic prismatic lens. Set into the ceiling system noted above.

Carpet

A.	Type 3 - 22 ounce level loop acrylic or equivalent installed in a direct glue down application.

B.	Base - 4" vinyl base or 4” carpet base with a bound edge.

Resilient Flooring

Resilient flooring will be vinyl composition tile with 4” vinyl base or ceramic tile in restrooms, when required, with 4” sanitary base.

Wall Finishes

Building standard flat latex enamel paint on standard walls as noted below. Where required by building code a non-porous wall finish such as FRP board or ceramic tile will be applied, colors to be selected from contractors samples.

Wall Construction

3-5/8" metal studs with 5/8" Gypson Board (both sides, taped and sanded to accept paint).

Lessee Entrances

A.	Entrance door and store front of aluminum with full glass insert and 12" side lights.

B.	Vestibule Doors, when supplied are 3'0" x 6'8" solid core oak stained as noted below, with glass inset

Interior Doors

3'0" x 6'8" solid core oak doors - stained "Medium Oak"; with hollow metal painted frames..

Hardware

A.	Entrance sets are a mortised lever style lock set with a brushed aluminum finish.

B.	Interior passage sets are lever style with polished, satin or antique finish.